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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC     7500 Old Georgetown Road     Bethesda, MD 20814

(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 650-0059

Date of fiscal year end:     September 30, 2013

Date of reporting period:    September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

Annual Report

September 30, 2013

THE PROFIT FUND LETTER TO SHAREHOLDERS	October 18, 2013

Market Overview

During the fiscal year, the S&P 500 Index reached an all-time trading high in Q1 2013. In addition to economic improvements, the markets’ surge can be attributed to multi-year market stimulations created by the Federal Reserve (the “Fed”) and other central banks. However, comments from the Fed in Q2 2013 caused a halt in the markets’ surge. Investors reacted negatively to Fed chairman Ben Bernanke’s suggestions that the Fed could tighten monetary policy if the economy looked set to maintain its momentum. Traders relying on forecasts from the Fed’s Federal Open Market Committee quickly sold their holdings for cash as both stock and bond prices retreated.

The volatility that began in Q2 2013 continued into Q3 2013 as markets seesawed and investors worried about possible decisions being reached at the Fed’s September meeting. Every Fed governor speech that posited tapering asset purchases caused interest rates to spike, bonds to sell off, and equity market participants to guess whether a Fed pullback was positive or negative. The horrible August non-farm payroll data gave a hint as to what the Fed would do in its coming meeting, but investors and economists were dogged in their belief that enough Fed speeches had already been given, implying a Fed tapering was coming.

This summer’s economic data was largely uninspiring. The August jobs report was disappointing –the headline non-farm payroll number of 169,000 jobs added was a miss, versus consensus of 175,000. Digging into the details, most of the payroll additions were in the low wage areas of retail, leisure and hospitality. In addition, for all the talk about low interest rates leading to a housing boom and building up-cycle, the payroll data showed that construction jobs actually came down. Adding insult to injury, the June and July jobs numbers were revised lower by a combined 74,000. The unemployment rate dropped to 7.3% but only because the labor-force participation rate hit a low of 63%. The decline in the unemployment rate hasn’t occurred due to more folks getting jobs, but rather because many are dropping out of the workforce.

The Profit Fund (“PVLAX”) Fund Performance

During the fiscal year ended September 30, 2013, PVALX returned 20.85%, while the S&P 500 Index returned 19.34%. Positive stock selection in consumer staples, healthcare and industrials added most to portfolio returns. Losses in information technology, consumer discretionary and energy detracted most from portfolio returns. Commentary is below on some of the biggest stock gainers and detractors in the Fund.

Gainers

•
Celgene (CELG) – CELG shares were up 102% for the fiscal year. CELG shares benefited from a favorable announcement that its combination therapy for multiple myeloma proved effective in clinical trials. In the most recent quarter, CELG reported a positive quarterly earnings report (due to higher-than-expected sales of new drug Pomalyst) with raised forward guidance. We continue to hold shares of CELG as we believe the company’s growth prospects can drive 20%+ earnings per share (“EPS”) growth over the next 4 years.

•
Mylan (MYL) – MYL shares were up 57% for the fiscal year. MYL has reported solid earnings due to strong international sales and lower expenses. Management provided a very ambitious forward earnings growth target and made its case for sustained double-digit EPS growth over the next 5 years – due to a combination of organic growth and capital deployment. The approval of key pipeline assets: generic Advair, Lidoderm, and Copaxone should provide for meaningful upcoming catalysts.

•
United Rentals (URI) – URI shares were up 78% for the fiscal year. URI’s margins have been on the rise as the company has instituted rate increases. We believe URI is well positioned to benefit from the continued construction and manufacturing recovery in the U.S. As well, the secular move toward equipment rental to conserve capital will benefit URI.

Losers

•
Intel (INTC) – INTC shares were essentially flat for the fiscal year. In Q2 2013, INTC slightly lowered annual guidance to flat revenue vs. their original estimate of low single digit revenue growth. The lowered outlook seems confusing knowing that the full benefit of the Haswell launch will impact second half 2013 earnings. We continue to hold shares of INTC as we believe the company’s flexible operating model will allow INTC to exploit low-end opportunities in the mobile market. INTC’s manufacturing strength will allow it to benefit from increased server build-outs which will drive demand for INTC’s server processors.

•
AT&T (T) – Shares of T were down 10% for the fiscal year. The company appears to have seen very little impact from rival T-Mobile’s iPhone launch and its “UNcarrier” program. With little potential catalysts and a risk-on investing environment, T shares lagged higher beta stocks during the quarter.

•
Target (TGT) – Shares of TGT were essentially flat for the year. Elevated unemployment levels and limited income growth have challenged consumer spending. The company’s outlook for future sales were disappointing (comparable sales outlook of +1% vs. prior expectation of +2.5%) and earnings expectations are now at the lower end of the company’s guidance. TGT’s Canadian segment brought additional disappointing news as soft sales led to a revised outlook and a lower likelihood of an earnings contribution in 2014. We are currently reassessing our investment in the stock as the company’s lowered profit outlook (due to Canadian operations drag) meaningfully impacts our value of the stock.

Outlook

The economy may continue to teeter on the fence between expansion and contraction, but we believe investors will be best served by ignoring the macro noise and going long stocks for the remainder of the year. With the Fed’s decision to maintain its current asset purchase program, interest rate expectations have been lowered, which should provide support to the housing industry and lending related activity that is interest rate sensitive. In addition, the post Fed decision market rally showed investors are underweight risk/equities. How else can one explain the rally of the economically-sensitive cyclical stocks if there are negative economic implications associated with keeping the Fed’s asset purchases unchanged?

As we’ve been advising all year, use sporadic episodes of panic as a buying opportunity for stocks. Tune out the noise and stay invested.

Thank you for your investment and we look forward to continue serving you.

Eugene Profit
CEO & Portfolio Manager
Profit Investments

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the Standard & Poor’s 500 Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	5 Years	10 Years
The Profit Fund	20.85%	10.81%	7.69%
Standard & Poor's 500 Index (b)	19.34%	10.02%	7.57%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Standard & Poor’s 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of September 30, 2013
(Unaudited)

Top Ten Equity Holdings
September 30, 2013
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	3.3%
NIKE, Inc. - Class B	3.2%
Microsoft Corp.	3.1%
Celgene Corp.	2.9%
FedEx Corp.	2.8%
Akamai Technologies, Inc.	2.8%
United Technologies Corp.	2.7%
Visa, Inc. - Class A	2.6%
Whole Foods Market, Inc.	2.6%
Franklin Resources, Inc.	2.5%

THE PROFIT FUND SCHEDULE OF INVESTMENTS September 30, 2013
Shares	Common Stocks — 98.4%	Value
	Consumer Discretionary — 11.2%
	Multiline Retail — 3.6%
5,570	Dollar Tree, Inc. (a)	$318,381
3,870	Target Corp.	247,603
		565,984
	Specialty Retail — 4.4%
4,980	Home Depot, Inc. (The)	377,733
4,139	Tiffany & Co.	317,130
		694,863
	Textiles, Apparel & Luxury Goods — 3.2%
6,890	NIKE, Inc. - Class B	500,490

	Consumer Staples — 9.6%
	Beverages — 2.5%
4,937	PepsiCo, Inc.	392,491

	Food & Staples Retailing — 4.7%
2,960	Costco Wholesale Corp.	340,755
6,906	Whole Foods Market, Inc.	404,001
		744,756
	Household Products — 2.4%
4,905	Procter & Gamble Co. (The)	370,769

	Energy — 3.5%
	Energy Equipment & Services — 3.5%
3,840	National Oilwell Varco, Inc.	299,942
2,490	Oil States International, Inc. (a)	257,615
		557,557
	Financials — 6.9%
	Capital Markets — 4.1%
7,794	Franklin Resources, Inc.	393,987
1,620	Goldman Sachs Group, Inc. (The)	256,300
		650,287
	Commercial Banks — 1.7%
6,393	Wells Fargo & Co.	264,159

	Insurance — 1.1%
1	Berkshire Hathaway, Inc. - Class A (a)	170,410

	Health Care — 18.9%
	Biotechnology — 4.0%
1,570	Amgen, Inc.	175,746
2,973	Celgene Corp. (a)	457,634
		633,380

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.4% (Continued)	Value
	Health Care — 18.9% (Continued)
	Health Care Equipment & Supplies — 4.1%
3,500	Abbott Laboratories	$116,165
1,670	Cooper Cos., Inc. (The)	216,582
5,930	Medtronic, Inc.	315,772
		648,519
	Health Care Providers & Services — 7.2%
5,810	Aetna, Inc.	371,956
2,315	Express Scripts Holding Co. (a)	143,021
6,850	HCA Holdings, Inc.	292,837
3,175	MEDNAX, Inc. (a)	318,770
		1,126,584
	Pharmaceuticals — 3.6%
6,723	AbbVie, Inc.	300,720
6,830	Mylan, Inc. (a)	260,701
		561,421
	Industrials — 11.3%
	Aerospace & Defense — 2.7%
3,965	United Technologies Corp.	427,506

	Air Freight & Logistics — 4.9%
3,830	FedEx Corp.	437,041
3,610	United Parcel Service, Inc. - Class B	329,846
		766,887
	Industrial Conglomerates — 1.6%
2,050	3M Co.	244,790

	Trading Companies & Distributors — 2.1%
5,790	United Rentals, Inc. (a)	337,499

	Information Technology — 31.7%
	Communications Equipment — 3.1%
5,890	Cisco Systems, Inc.	137,944
5,092	QUALCOMM, Inc.	342,997
		480,941
	Computers & Peripherals — 8.6%
1,082	Apple, Inc.	515,844
12,726	EMC Corp.	325,277
2,560	SanDisk Corp.	152,346
5,730	Western Digital Corp.	363,282
		1,356,749
	Internet Software & Services — 6.9%
8,411	Akamai Technologies, Inc. (a)	434,849
5,305	eBay, Inc. (a)	295,966
400	Google, Inc. - Class A (a)	350,364
		1,081,179

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.4% (Continued)	Value
	Information Technology — 31.7% (Continued)
	IT Services — 4.0%
3,861	Teradata Corp. (a)	$214,054
2,170	Visa, Inc. - Class A	414,687
		628,741
	Semiconductors & Semiconductor Equipment — 1.7%
11,735	Intel Corp.	268,966

	Software — 7.4%
2,715	Citrix Systems, Inc. (a)	191,706
14,790	Microsoft Corp.	492,655
7,380	Oracle Corp.	244,795
9,770	Symantec Corp.	241,808
		1,170,964
	Materials — 3.7%
	Chemicals — 3.7%
3,550	E. I. du Pont de Nemours and Co.	207,888
4,870	Eastman Chemical Co.	379,373
		587,261
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
7,450	AT&T, Inc.	251,959

	Total Common Stocks (Cost $10,846,095)	$15,485,112

Shares	Money Market Funds — 1.5%	Value
122,135	Fidelity Institutional Government Portfolio, 0.01% (b)	$122,135
122,123	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.01% (b)	122,123
	Total Money Market Funds (Cost $244,258)	$244,258

	Total Investment Securities at Value — 99.9% (Cost $11,090,353)	$15,729,370

	Other Assets in Excess of Liabilities — 0.1%	11,100

	Net Assets — 100.0%	$15,740,470

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

ASSETS
Investments in securities:
At acquisition cost	$11,090,353
At value (Note 2)	$15,729,370
Receivable for capital shares sold	10,844
Dividends receivable	9,067
Other assets	9,020
TOTAL ASSETS	15,758,301

LIABILITIES
Payable to Adviser (Note 4)	1,506
Payable to administrator (Note 4)	6,000
Accrued distribution fees (Note 4)	3,875
Other accrued expenses	6,450
TOTAL LIABILITIES	17,831

NET ASSETS	$15,740,470

Net assets consist of:
Paid-in capital	$10,206,918
Undistributed net investment income	1,626
Undistributed net realized gains from security transactions	892,909
Net unrealized appreciation on investments	4,639,017
Net assets	$15,740,470

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	639,747

Net asset value, offering price, and redemption price per share (Note 2)	$24.60

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividends	$230,822

EXPENSES
Investment advisory fees (Note 4)	103,455
Professional fees	48,074
Accounting services fees (Note 4)	30,000
Distribution expense (Note 4)	24,234
Administration fees (Note 4)	24,000
Registration and filing fees	18,853
Transfer agent fees (Note 4)	18,000
Insurance expense	13,936
Trustees’ fees (Note 4)	10,000
Custodian and bank service fees	7,576
Reports to shareholders	6,904
Postage and supplies	6,846
Other expenses	11,953
TOTAL EXPENSES	323,831
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(137,612)
NET EXPENSES	186,219

NET INVESTMENT INCOME	44,603

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	985,375
Net change in unrealized appreciation (depreciation) on investments	1,624,658

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,610,033

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,654,636

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS
Net investment income	$44,603	$21,971
Net realized gains from security transactions	985,375	724,468
Net change in unrealized appreciation (depreciation) on investments	1,624,658	2,311,403
Net increase in net assets from operations	2,654,636	3,057,842

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(52,950)	(13,418)
From net realized gains from security transactions	(596,573)	—
Decrease in net assets from distributions to shareholders	(649,523)	(13,418)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,888,438	1,542,967
Reinvestment of distributions to shareholders	551,129	11,579
Payments for shares redeemed	(1,334,938)	(1,863,645)
Net increase (decrease) in net assets from capital share transactions	1,104,629	(309,099)

TOTAL INCREASE IN NET ASSETS	3,109,742	2,735,325

NET ASSETS
Beginning of year	12,630,728	9,895,403
End of year	$15,740,470	$12,630,728

UNDISTRIBUTED NET INVESTMENT INCOME	$1,626	$9,973

CAPITAL SHARE ACTIVITY
Shares sold	84,319	76,894
Shares issued in reinvestment of distributions to shareholders	27,069	632
Shares redeemed	(60,091)	(95,419)
Net increase (decrease) in shares outstanding	51,297	(17,893)
Shares outstanding, beginning of year	588,450	606,343
Shares outstanding, end of year	639,747	588,450

See accompanying notes to financial statements.

THE PROFIT FUND FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each year:
	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009
Net asset value at beginning of year	$21.46	$16.32	$16.96		$15.50		$16.18

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.04	0.00	(a)	(0.06)		(0.02)
Net realized and unrealized gains (losses) on investments	4.16	5.12	(0.64)		1.52		(0.15)
Total from investment operations	4.24	5.16	(0.64)		1.46		(0.17)

Less distributions:
From net investment income	(0.09)	(0.02)	—		—		—
From net realized gains from security transactions	(1.01)	—	—		—		(0.51)
Total distributions	(1.10)	(0.02)	—		—		(0.51)

Net asset value at end of year	$24.60	$21.46	$16.32		$16.96		$15.50

Total return (b)	20.85%	31.66%	(3.77%	)	9.42%		(0.29% )

Net assets at end of year (000’s)	$15,740	$12,631	$9,895		$10,626		$8,882

Ratio of total expenses to average net assets	2.34%	2.34%	2.19%		2.76%		3.53%

Ratio of net expenses to average net assets (c)	1.35%	1.35%	1.43%		1.75%		1.75%

Ratio of net investment income (loss) to average net assets (c)	0.32%	0.19%	0.01%		(0.41%	)	(0.14% )

Portfolio turnover rate	44%	33%	37%		29%		31%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS September 30, 2013

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors used in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,485,112	$—	$—	$15,485,112
Money Market Funds	244,258	—	—	244,258
Total	$15,729,370	$—	$—	$15,729,370

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued by industry type. As of September 30, 2013, the Fund did not have any transfers in and out of any Level. The Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Years Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
September 30, 2013	$52,950	$596,573	$649,523
September 30, 2012	$13,418	$—	$13,418

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s intention to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of September 30, 2013:

Cost of portfolio investments	$11,099,188
Gross unrealized appreciation	4,698,333
Gross unrealized depreciation	(68,151)
Net unrealized appreciation	$4,630,182
Undistributed ordinary income	317,085
Undistributed long-term gains	586,285
Accumulated earnings	$5,533,552

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund and the book-basis and tax-basis net unrealized appreciation is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. The difference between the tax and book undistributed income and the tax and book undistributed net realized gains is due to differing tax treatments of net short-term gains as of September 30, 2013.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended September 30, 2010 through September 30, 2013) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $6,450,366 and $5,965,091, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2014 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. As a result of this agreement, during the year ended September 30, 2013, the Adviser waived all of its investment advisory fees in the amount of $103,455 and reimbursed other operating expenses totaling $34,157.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets based on current asset levels, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records for the Fund. For these services, Ultimus receives a fee from the Fund, based on current asset levels, of $2,500 per month. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $24,234 under the Plan during the year ended September 30, 2013, representing 0.18% of the Fund’s average daily net assets.

THE PROFIT FUND NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually from the Trust for such services, which are included in distribution expense on the statement of operations.

COMPENSATION OF TRUSTEES
The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2013, the Fund had 31.7% of the value of its net assets invested in stocks within the Information Technology sector.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Profit Fund and
the Board of Trustees of Profit Funds Investment Trust

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of shares of beneficial interest of Profit Funds Investment Trust (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 13, 2013

THE PROFIT FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2013) and held until the end of the period (September 30, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,106.60	$7.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends and distributions from net realized gains made by the Fund during the year ended September 30, 2013. On December 31, 2012, the Fund declared and paid an ordinary income dividend and a long-term capital gain distribution of $0.0900 and $1.0140 per share, respectively. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), this capital gain distribution made by the Fund was subject to a maximum tax rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 2012 Form 1099-DIV.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1964	President and Trustee	Since June 1996
Kim M. Keenan	1015 33rd Street, NW Washington, D.C. 20007	1962	Trustee	Since March 2009
Robert M. Milanicz	750 First Street, NE Washington, D.C. 20002	1948	Trustee	Since October 1996
**Michelle Q. Profit	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1965	Chief Compliance Officer	Since October 2004
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1957	Vice President	Since October 2001
Frank L. Newbauer	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1954	Secretary	Since May 2011
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1962	Treasurer	Since October 2001

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President, Chief Executive Officer and Chief Investment Officer of the Adviser.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Kim M. Keenan is General Counsel of the National Association for the Advancement of Colored People (“NAACP”). From October 2007 to November 2010, she was Principal and founder of The Keenan Firm, PLLC (a law firm).

Robert M. Milanicz is Director, Accounting Operations of the American Psychological Association. From October 2000 to June 2010, he was Assistant Controller of the American Psychological Association.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Frank L. Newbauer is an Assistant Vice President of Ultimus Fund Solutions, LLC. From 1999 to September 2010, he was an Assistant Vice President of JPMorgan Chase Bank, N.A.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-744-2337.

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PROFIT FUNDS INVESTMENT TRUST
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Robert M. Milanicz.  Mr. Milanicz is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $14,000 with respect to the registrant’s fiscal years ended September 30, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 20, 2013

By (Signature and Title)*		/s/ Julie M. Schmuelling
Julie M. Schmuelling, Treasurer

Date	November 20, 2013

*	Print the name and title of each signing officer under his or her signature.